UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12707 High Bluff Dr., Suite 200

San Diego, CA 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 350-4364

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2021, Kintara Therapeutics, Inc. (the “Company”) and John Liatos, the Company’s Senior Vice President, Business Development, mutually agreed that Mr. Liatos would step down from his role as Senior Vice President, Business Development effective immediately to pursue other opportunities.

In connection with the termination of Mr. Liatos’s services, on October 29, 2021, the Company and Mr. Liatos entered into a separation and general release agreement (the “Separation Agreement”). In substantial part, the terms of the severance payable under the Separation Agreement will be governed by the terms of Mr. Liatos’s Amended and Restated Employment Agreement, dated March 1, 2018 (the “Employment Agreement”).

As contemplated by the Employment Agreement, the Separation Agreement will provide, among other things, for Mr. Liatos to receive the following:

•

continued payments of eight months of his annual base salary, equal to the sum of $226,667, commencing on the first regular payroll date that is at least 60 days after the Termination Date and paid in installments in accordance with the Company’s regular payroll practices;

•	reimbursement of healthcare continuation payments under the Consolidated Omnibus Budget Reconciliation Act (COBRA) for a period of up to eight months following the Termination Date; and
•

an additional six months of service vesting credit for each of his stock options outstanding as of the Termination Date, and all of his vested options, including any options so accelerated, remaining exercisable for up to a twelve-month period measured from the Termination Date (or earlier expiration of the options term).

In addition, Mr. Liatos will be subject to non-compete and non-solicitation provisions, which will apply for a period of twelve months following the Termination Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINTARA THERAPEUTICS, INC.

Date: October 29, 2021	By:	/s/ Scott Praill
Name: Scott Praill
Title: Chief Financial Officer